UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CABALETTA BIO, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CABALETTA BIO, INC.

2929 Arch Street, Suite 600

Philadelphia, PA 19104

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held June 1, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders, or Annual Meeting, of Cabaletta Bio, Inc., will be held online on June 1, 2022 at 9:30 a.m. Eastern Time. This year’s Annual Meeting will be held virtually due to the continuing concerns resulting from the ongoing COVID-19 pandemic. You may attend the meeting virtually via the Internet by registering at www.proxydocs.com/CABA, where you will be able to vote electronically and submit questions. You will need the control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect two class III directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of two class III directors nominated by the board of directors.

Only Cabaletta Bio, Inc. stockholders of record at the close of business on April 4, 2022, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Cabaletta Bio, Inc. is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2021, or 2021 Annual Report. We plan to mail the Notice on or about April 22, 2022, and it contains instructions on how to access both the 2021 Annual Report and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/CABA prior to the meeting and provide the control number as provided described in the Notice, or proxy card, or voting instruction form at www.proxydocs.com/CABA. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Steven Nichtberger
Steven Nichtberger, M.D. President and Chief Executive Officer

Philadelphia, Pennsylvania

April 21, 2022

PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS	1
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS	8
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS CABALETTA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	13
CORPORATE GOVERNANCE	15
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	32
PRINCIPAL STOCKHOLDERS	34
REPORT OF THE AUDIT COMMITTEE	36
HOUSEHOLDING	37
STOCKHOLDER PROPOSALS	37
OTHER MATTERS	37

i

CABALETTA BIO, INC.

2929 Arch Street, Suite 600

Philadelphia, PA 19104

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 1, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Cabaletta Bio, Inc., which will be held online on June 1, 2022 at 9:30 a.m. Eastern Time. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/CABA, where you will be able to vote electronically and submit questions. The board of directors of Cabaletta Bio, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Cabaletta,” the “Company,” “we,” “us,” and “our” refer to Cabaletta Bio, Inc. The mailing address of our principal executive offices is Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, PA 19104.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We are mailing to our stockholders a Notice of Internet Availability of proxy materials and our 2021 Annual Report on or about April 22, 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in October 2019; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 1, 2022:

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxydocs.com/CABA.

A copy of our 2021 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, PA 19104, Attention: Corporate Secretary. This proxy statement and our 2021 Annual Report are also available on the SEC’s website at www.sec.gov.

CABALETTA BIO, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Annual Meeting?

The safety of our stockholders is important to us and given continuing concerns related to safety surrounding COVID-19, recent increases in case numbers, and group gatherings, this year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.proxydocs.com/CABA and enter the control number provided in the Notice of Internet Availability of Proxy Materials, or the Notice, to preregister for the Annual Meeting prior to the deadline of June 1, 2022 at 9:30 a.m. Eastern Time, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing the registration, stockholders will receive further instructions via email, including a unique link to access the Annual Meeting.

The live webcast of the Annual Meeting will begin promptly at 9:30 a.m. Eastern Time on June 1, 2022. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time by following the instructions in the email received on the morning of the Annual Meeting. You should allow ample time in advance of the meeting. Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.proxydocs.com/CABA or by calling the phone number provided in the email received on the morning of the Annual Meeting.

If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/CABA and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct and Procedures, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct and Procedures will be available on www.proxydocs.com/CABA prior to the Annual Meeting.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please refer to the email received the morning of the Annual Meeting.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We are mailing to our stockholders a Notice instead of a paper copy of the accompanying proxy statement and our 2021 Annual Report on or about April 22, 2022, and it contains instructions on how to access those documents over the Internet. You will need the control number included on the Notice, proxy card or voting instruction form to access these materials. If you would like to receive a print version of the Proxy Materials, free of charge, please follow the instructions on the Notice.

Who is soliciting my vote?

Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting, including at any adjournments or postponements of the meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 4, 2022.

How many votes can be cast by all stockholders?

There were 25,064,629 shares of our voting common stock, par value $0.00001 per share, outstanding on April 4, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. None of our shares of preferred stock were outstanding as of April 4, 2022. As of April 4, 2022, there were 3,912,500 shares of non-voting common stock, par value $0.00001 per share, outstanding. The shares of non-voting stock are not entitled to vote on the proposals presented at the Annual Meeting.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	By Internet. You may vote at www.proxypush.com/CABA, 24 hours a day, seven days a week. You will need the control number included on your Notice or proxy card.

•

During the Annual Meeting. You may vote in person virtually by attending the meeting through www.proxydocs.com/CABA. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card.

•	By Telephone. You may vote using a touch-tone telephone by calling 1-866-430-8263, 24 hours a day, seven days a week. You will need the control number included on your Notice or proxy card.

•	By Mail. You may vote by completing and mailing your proxy card.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, PA 19104, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 25,064,629 shares of common stock outstanding and entitled to vote on April 4, 2022, our record date. Therefore, a quorum will be present if 12,532,315 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the director nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominee receiving the most votes will be elected. You may vote for each of the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Shares voting “withheld” have no effect on the election of directors. Broker non-votes are not considered votes cast and will have no effect on the election of the nominees.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an Annual Meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange

Act of 1934, as amended, or the Exchange Act, and be received not later than December 22, 2022. In addition, to comply with the SEC’s new universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 2, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

OVERVIEW OF PROPOSALS

This Proxy Statement contains two proposals requiring stockholder action. Proposal No. 1 requests the election of two Class III directors to our board of directors. Proposal No. 2 requests the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS

Our board of directors currently consists of five members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the class I director is Scott Brun, M.D., and his term will expire at the annual meeting of stockholders to be held in 2023;

•	the class II directors are Catherine Bollard, MBChB, M.D., and Richard Henriques, MBA, and their terms will expire at the annual meeting of stockholders to be held in 2024; and

•	the class III directors are Steven Nichtberger, M.D., and Mark Simon, MBA, and their terms will expire at the Annual Meeting.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) or more of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Steven Nichtberger, M.D., and Mark Simon, MBA for election as class III directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Our nominating and corporate governance committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. The nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to Cabaletta Bio and our board of directors.

Nominees for Election as Class III Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and age as of April 4, 2022.

Name	Positions and Offices Held with Cabaletta	Director Since	Age
Steven Nichtberger, M.D.	Chief Executive Officer, President, Chairman of the Board of Directors and Director	2017	60
Mark Simon, MBA	Director	2018	60

Class III Directors (Term Expires at Annual Meeting)

Steven Nichtberger, M.D. Dr. Nichtberger has served as our Chief Executive Officer, President and Chairman of our board of directors since our founding in 2017. He also serves as an adjunct professor at The Wharton School at the University of Pennsylvania, is a member of the boards of directors of ControlRad, Inc., a medical device company, and the BioAdvance Greenhouse Fund, and the board of governors of Main Line Health, a not-for-profit health system. Dr. Nichtberger is also the managing partner of GBF Advisors, LLC, a company that provides advisory services to healthcare companies, investors, and leading academic scientists, and a venture advisor for the Israel Biotech Fund. Previously, he was the president, chief executive officer, and a member of the board of directors of Tengion, Inc. from 2004 to 2011. In 2008, his leadership was recognized with the National Ernst & Young Entrepreneur of the Year Award for emerging companies. Earlier in his career, Dr. Nichtberger served as the head of global marketing for Merck and in various commercial operating roles at the company from 1995 to 2003. He has previously served as a member of the boards of directors of the Alliance for Regenerative Medicine (as a founding member), Pennsylvania Bio including as chairman, and Biotechnology Industry Organization. He was also a member of the board of overseers for the School of Arts & Sciences at the University of Pennsylvania for over a decade. Dr. Nichtberger received his M.D. from the State University of New York at Buffalo, his B.S. from The Wharton School at the University of Pennsylvania and his B.A. from the University of Pennsylvania. He completed an internship, residency and fellowship in the Department of Medicine and the Division of Cardiology of the Mount Sinai Medical Center in New York. We believe Dr. Nichtberger is qualified to serve as a member and Chairman of our board of directors because of his scientific background and corporate leadership experience.

Mark Simon, MBA. Mr. Simon joined our board of directors in October 2018. He is an advisor and co-founder of Torreya Partners, LLC, a global investment banking firm serving companies in the life sciences industry. Prior to co-founding Torreya, Mr. Simon was a managing director and head of life sciences investment banking at Citigroup from 2002 to 2005, and a senior biotechnology research analyst at Robertson Stephens from 1989 to 2002. He began his career at Kidder Peabody. Mr. Simon currently serves on the board of directors of Portage Biotech Inc. (Nasdaq: PRTG), a clinical-stage immune-oncology company, and as an advisor to Sun Pharmaceutical Industries Ltd. and board observer of Sun Pharma Advanced Research Company Ltd., both public companies in India. Mr. Simon formerly served on the boards of directors of ControlRad Systems from 2012 to 2019 and Hutchinson Water International Holdings Limited from 2014 to 2018. He received his MBA from Harvard Business School and his B.A. from Columbia College. Mr. Simon also serves on the board of several disease advocacy and philanthropic foundations. We believe that Mr. Simon is qualified to serve on our board of directors because of his extensive experience of over 30 years in the life sciences industry and biotechnology and specialty pharma transactions.

Vote Required and Board of Directors’ Recommendation

The nominees for class III director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if a nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Steven Nichtberger, M.D. and Mark Simon, MBA as class III directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

Directors Continuing in Office

The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 4, 2022.

Name	Positions and Offices Held with Cabaletta	Director Since	Class and Year in Which Term Will Expire	Age
Scott Brun, M.D.	Director	2021	Class I—2023	54
Catherine Bollard, MBChB, M.D.	Director	2019	Class II—2024	54
Richard Henriques, MBA	Director	2019	Class II—2024	66

Class I Director (Term Expires at 2023 Annual Meeting)

Scott Brun, M.D. Dr. Brun joined our board of directors in June 2021. Dr. Brun is currently President at Gold Mast Consulting, LLC, an advisory firm he founded to provide technical advice and strategic guidance related to biopharmaceutical research and development, pipeline portfolio management, commercialization of new therapeutics and strategic communications related to R&D activities. Dr. Brun is also a Senior Advisor to the business development team at Horizon Therapeutics plc (Nasdaq: HZNP) and a Venture Partner at Abingworth LLP. Prior to his current roles, Dr. Brun had two decades of experience in various leadership roles at AbbVie, Inc., including 15 years at the predecessor company, Abbott Laboratories. The majority of his career has been focused on leading teams and clinical development organizations across a broad variety of therapeutic areas including autoimmune, neurologic, and renal among others. He was most recently Vice President of Scientific Affairs and Head of AbbVie Ventures, a corporate venture fund responsible for investment opportunities within AbbVie’s R&D therapeutic areas as well as technology platforms of interest from March 2016 to March 2019. Previously, Dr. Brun served as Vice President and Head of Pharmaceutical Development at AbbVie from November 2012 to March 2016. During his tenure at AbbVie, Dr. Brun oversaw a global organization with responsibilities for AbbVie’s entire portfolio of early and late-stage clinical pre-registration pipeline compounds as well as marketed compounds within oncology, neurology, immunology, renal, infectious disease, and women’s and men’s health therapeutic areas. Prior to joining AbbVie, Dr. Brun spent over 15 years at Abbott Laboratories, where he held positions of increasing leadership responsibility in drug development within the R&D organization. Dr. Brun is a member of the board of directors of Axial Biotherapeutics, Inc. and Trishula Therapeutics, Inc., both private, clinical-stage biopharmaceutical companies. Dr. Brun received his B.S. in Biochemistry from the University of Illinois at Urbana-Champaign and earned his M.D. from the Johns Hopkins University School of Medicine. He completed his residency in ophthalmology at the Massachusetts Eye and Ear Infirmary, Harvard Medical School. We believe Dr. Brun is qualified to serve as a member of our board of directors because of his scientific background and significant experience in clinical and research efforts.

Class II Directors (Term Expires at 2024 Annual Meeting)

Catherine Bollard, MBChB, M.D. Dr. Bollard joined our board of directors in April 2019. She has been the director of the Center for Cancer and Immunology Research at the Children’s Research Institute since 2017 and the director of the Program for Cell Enhancement and Technologies for Immunotherapy at the Children’s National Health System, or CNH, since 2013. She is also a faculty member of the Division of the Blood and Marrow Transplantation of CNH. Since 2013, Dr. Bollard has served as a tenured Professor of Pediatrics and Microbiology, Immunology and Tropical Medicine at the George Washington University and is the Associate Center Director (ACD) for Translational Research and Innovation within the George Washington Cancer Center. Prior to her move in 2013, Dr. Bollard was Professor of Pediatrics, Medicine and Immunology at Baylor College of Medicine. She is a past president of the International Society for Cell Therapy (ISCT), and she served on the Cellular, Tissues and Gene Therapy Advisory Committee of the FDA until 2019. Dr. Bollard chaired the Non-Hodgkin’s Lymphoma Committee of the Children’s Oncology Group from 2012 to 2020 and in 2021 became the President of the Foundation for the Accreditation of Cellular Therapy (FACT). Dr. Bollard was previously on the board of directors of Mana Therapeutics. Dr. Bollard received her medical degree (MBChB) and her doctor of medicine (MD) from the University of Otago Medical School in New Zealand. We believe Dr. Bollard is qualified to serve as a member of our board of directors because of her scientific background and significant experience in clinical and research efforts.

Richard Henriques, MBA. Mr. Henriques joined our board of directors in February 2019. Since 2015, he has been a senior fellow at the Center for High Impact Philanthropy at the University of Pennsylvania, with a focus on impact investing. From 2010 to 2014, Mr. Henriques was the Chief Financial Officer of the Bill & Melinda Gates Foundation, where he was responsible for finance and accounting, financial planning and analysis, strategic planning, measurement and evaluation, program related investments and information technology. From 1981 to 2008, Mr. Henriques held positions at Merck & Co., Inc., including as Senior Vice President of Finance for Global Human Health, Vice President and Corporate Controller, and Principal Accounting Officer. Mr. Henriques has served on the boards of directors of EMulate Therapeutics Inc. (formerly Nativis Inc.) since January 2017 and Arbutus Biopharma Corporation (Nasdaq: ABUS) since December 2014. Mr. Henriques also serves on the boards of directors of the Heritage Conservancy and Episcopal Community Services and on the board of trustees of the Franklin Institute. We believe that Mr. Henriques is qualified to serve as a member of our board of directors because of his extensive corporate leadership experience and expertise in finance and investment management.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such director has a material interest adverse to us.

Board Diversity Matrix

The composition of our board of directors currently includes 1 individual who is diverse under the Nasdaq Stock Market LLC, or Nasdaq, listing rule regarding board diversity, representing gender diversity of 20% and ethnic diversity of 20%, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse. The following table provides certain self-identified personal characteristics of our directors, in accordance with Rule 5605(f) of the Nasdaq listing standards:

As of April 21, 2022
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	1	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	1	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG

AS CABALETTA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2022

Cabaletta’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young as Cabaletta’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Ernst & Young has served as Cabaletta’s independent registered public accounting firm since 2018.

The audit committee is solely responsible for selecting Cabaletta’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Ernst & Young as Cabaletta’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young. If the selection of Ernst & Young is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Cabaletta and its stockholders.

A representative of Ernst & Young is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Cabaletta incurred the following fees from Ernst & Young for the audit of the financial statements and for other services provided during the years ended December 31, 2021 and 2020.

	2021	2020
Audit fees(1)	$655,038	$619,000
Audit-Related fees(2)	—	—
Tax fees(3)	42,500	35,000
All other fees(4)	—	—

Total fees	$697,538	$654,000

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, comfort letters and consents.

(2)	Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred in 2021 or 2020.
(3)	Tax Fees consist of fees for tax compliance, advice and tax services.
(4)	There were no other fees incurred in 2021 or 2020.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by Ernst & Young other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young as Cabaletta’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, PA 19104, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Dr. Nichtberger are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Nichtberger is not an independent director under these rules because he is an executive officer of the Company.

Board Diversity

We believe that diversity of our directors is an important element of an effective board of directors. The nominating and corporate governance committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the board of directors. Nominees are not discriminated against based on race, color, religion, sex, ancestry, national origin, sexual orientation, disability or any other basis prescribed by law. An assessment of the composition and diversity of the board of directors is part of the annual board of directors’ self-evaluation.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, www.investors.cabalettabio.com/corporate-governance/governance-highlights.

Audit Committee

Scott Brun, M.D., Richard Henriques, MBA and Mark Simon, MBA serve on the audit committee, which is chaired by Richard Henriques, MBA. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. Henriques as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met six times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements and our related disclosures under the “Management’s Discussion and Analysis” section shall be included in our 2021 Annual Report;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Catherine Bollard, MBChB, M.D., Richard Henriques, MBA and Mark Simon, MBA serve on the compensation committee, which is chaired by Catherine Bollard, MBChB, M.D. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the compensation committee met three times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors corporate goals and objectives relevant to the compensation of our chief executive officer;

•

evaluating the performance of our chief executive officer in light of such corporate goals and objectives and based on such evaluation (i) recommending to the board of directors the cash compensation of our chief executive officer and (ii) reviewing and approving grants and awards to our chief executive officer under equity-based plans;

•	reviewing and approving the compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy, and policy;

•	overseeing and administering our compensation and similar plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	reviewing and making recommendations to our board of directors about our policies and procedures for the grant of equity-based awards;

•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Catherine Bollard, MBChB, M.D., Scott Brun, M.D., and Mark Simon, MBA, serve on the nominating and corporate governance committee, which is chaired by Mark Simon. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee met two times. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and discussing with the board of directors corporate succession plans for our chief executive officer and other key officers;

•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of our board of directors.

The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met eight times during 2021. During 2021, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. All of our directors attended our 2021 annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee has ever been an officer or employee of the Company. None of our executive officers serve, or have served during the last fiscal year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our compensation committee.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at www.investors.cabalettabio.com/corporate-governance/governance-highlights. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles and the needs of our company at any point in time. Our corporate governance guidelines support flexibility in the structure the board of directors by not requiring the separation of the roles of chairman of the board of directors and chief executive officer. Our board of directors currently believes that it is in the best interests of our company to have our chief executive officer also serve as the chairman of the board of directors. We believe that our chairman and chief executive officer provides strong, clear, and unified leadership that is critical in our relationships with our shareholders, employees, customers, suppliers, and other stakeholders. The extensive knowledge of the chief executive officer regarding our operations and industries and the markets in which we compete uniquely positions him to identify strategies and prioritize matters for board review and deliberation. Additionally, we believe the combined role of chairman and chief executive officer facilitates centralized board leadership in one person, so there is no ambiguity about accountability. The chief executive officer serves as a bridge between management and the board of directors, ensuring that both groups act with a common purpose. This structure also eliminates conflict between two leaders and minimizes the possibility of two spokespersons sending difference messages.

The board of directors does not believe that combining the position creates significant risks, including any risk that the chairman and chief executive officer will have excessive or undue influence over the agenda or deliberations of the board of directors. We believe we have effective and active oversight by experienced independent directors and independent committee chairs, and the independent directors meet together in executive session at virtually every board of directors meeting. The chairman of the board of directors provides guidance to the board of directors; facilitates an appropriate schedule for board of directors meetings; sets the agenda for board of directors meetings; presides over meetings of the board of directors; and facilitates the quality, quantity, and timeliness of the flow of information from management that is necessary for the board to effectively and responsibly perform its duties. The chief executive officer is responsible for the day-to-day leadership of our company and setting our company’s strategic direction.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Cabaletta

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors or the chairman of our nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Cabaletta Bio, Inc.

2929 Arch Street, Suite 600

Philadelphia, PA 19104

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Cabaletta’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Cabaletta’s legal counsel, with independent advisors, with non-management directors, or with Cabaletta’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Cabaletta regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Cabaletta has also established a toll-free telephone number for the reporting of such activity, which is 1-855-848-4517.

EXECUTIVE OFFICERS

The following table identifies our executive officers, and sets forth their current positions at Cabaletta and their ages as of April 4, 2022.

Name	Position Held with Cabaletta	Officer Since	Age
Steven Nichtberger, M.D.	Chief Executive Officer, President, Chairman of the Board of Directors and Director	2017	60
Gwendolyn K. Binder, Ph.D.	President, Science and Technology	2019	47
Anup Marda, MBA	Chief Financial Officer	2019	44
David J. Chang, M.D., M.P.H.	Chief Medical Officer	2019	59
Michael Gerard, J.D.	General Counsel and Secretary	2021	42
Arun Das, M.D	Chief Business Officer	2022	32

You should refer to “Class III Directors” above for information about our Chief Executive Officer and President, Dr. Nichtberger. Biographical information for our other executive officers, as of April 4, 2022, is set forth below.

Gwendolyn K. Binder, Ph.D. Dr. Binder joined our company in February 2019 as our Executive Vice President, Science and Technology and was appointed President, Science and Technology in January 2022. Dr. Binder is an R&D executive with specialized expertise in the discovery and early clinical development and optimization of engineered T cell therapies. Prior to joining Cabaletta, Dr. Binder was the Chief Technology Officer of Adaptimmune Therapeutics Plc from March 2016 to January 2019, where she ultimately led the research team focusing on understanding mechanisms of tumor response and resistance and translating this understanding to next generation products and clinical study designs. In prior roles, from March 2011 to February 2016, she established and led the translational research group, in addition to the manufacturing and quality teams including oversight of the buildout of an in-house manufacturing facility. Earlier in her career, Dr. Binder served as Director of Operations for the Translational Research Program at the University of Pennsylvania, where she where she progressed multiple investigational new drug submissions for novel engineered T-cell therapies in HIV and oncology, including the CD19 CAR IND acquired by Novartis (now Kymriah), the first human gene editing IND, and three TCR engineered T cell therapy studies in oncology and HIV. Prior to that, she served as the Director of Scientific Affairs at VIRxSYS Corporation in Gaithersburg Maryland where she supported the development of the first clinical lentiviral vector used in humans, for the application of engineered T cell therapy for HIV. In addition, Dr. Binder has served on the Board of Directors of Instil Bio, a company developing tumor infiltrating lymphocytes for cancer immunotherapy, since July 2020, and as a member of the Scientific Advisory Board for Immatics, which is a publicly traded company developing engineered T cell immunotherapy for cancer, since July 2020. Dr. Binder studied viral immunology and translational research at the Johns Hopkins University in Baltimore, Maryland where she earned a Ph.D. in Cellular and Molecular Medicine in 2002. She has authored over 30 publications in the field, including top international journals such as “Science”, and “Nature Medicine”. She is a recognized leader in the biotechnology sector for the translational and clinical advancement of novel T cell therapies for patients with serious diseases.

Anup Marda, MBA. Mr. Marda joined our company in January 2019 as our Chief Financial Officer. From April 2001 to January 2019, Mr. Marda held positions at Bristol-Myers Squibb, including, most recently, as Vice President, Head of Global Corporate Financial Planning & Analysis, and previously as Head of Finance, R&D Operations and Head of Finance, R&D Portfolio Management and Global Medical from 2014 to 2018. Prior to this, Mr. Marda held the role of Executive Director, U.S. Pharmaceuticals from 2012 to 2014 and Assistant Treasurer, Capital Markets from 2008 to 2012. Mr. Marda received his MBA from the Krannert School of Business of Purdue University and his B.Tech in Chemical Engineering from the Indian Institute of Technology Bombay.

David J. Chang, M.D., M.P.H. Dr. Chang joined our company in June 2019 as our Chief Medical Officer. From June 2015 to May 2019, he was Senior Vice President and Head, Inflammation, Autoimmunity & Neuroscience,

or IA&NS, Global Medicines Development at AstraZeneca Pharmaceuticals LP, where he oversaw development projects of both biologics and small molecules in a variety of indications and led the late-stage clinical development organization for IA&NS. From October 2007 to June 2015, Dr. Chang served in various positions at GlaxoSmithKline plc, including VP and Head, Immuno-Inflammation, Clinical Development. Dr. Chang is an adjunct associate professor in the Division of Rheumatology at the Perelman School of Medicine of the University of Pennsylvania. He received his M.D. from New York University School of Medicine, his M.P.H. from Emory University and his B.S. from Yale University. Dr. Chang completed his internship and residency in internal medicine at the New York Hospital—Cornell University Medical Center and fellowship in rheumatology at the Hospital for Special Surgery—Cornell University Medical Center.

Michael Gerard, J.D. Mr. Gerard joined our company in September 2021 as our General Counsel and Secretary. Prior to joining Cabaletta, Mr. Gerard served as Associate General Counsel of Spark Therapeutics, Inc., or Spark, from September 2020 to August 2021. Prior to Spark, Mr. Gerard served in various legal roles at Sandoz, Inc., a division of the Novartis Group, beginning in 2013, with the most recent role being Executive Director, Associate General Counsel, Business Development and Licensing, Strategy and Portfolio. Earlier in his career, Mr. Gerard served as Assistant General Counsel at Aramark and as a litigator at the law firms of Morrison & Foerster, LLP and K&L Gates, LLP in New York. Mr. Gerard received a B.A. in Political Science from the University of Michigan, Ann Arbor and a J.D. from Cornell Law School.

Arun Das, M.D. Dr. Das joined our company in July 2019 and served in several roles, most recently Executive Director of New Product Planning and Business Development, prior to being appointed Chief Business Officer in January 2022. Prior to joining Cabaletta, Dr. Das was a resident physician in General Pediatrics at the Children’s Hospital of Philadelphia from June 2018 to June 2019. Previously, he was an investment banking analyst in the healthcare group at Goldman Sachs from 2010 to 2012. In addition, Dr. Das has spent multiple years consulting in business development and operations for several start-ups in the biotechnology space. Dr. Das received his M.D. from Johns Hopkins University School of Medicine and a B.A. and B.S. dual degree from the University of Pennsylvania.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such executive officer has a material interest adverse to us.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2021 are:

•	Steven Nichtberger, M.D., our President and Chief Executive Officer;

•	Gwendolyn Binder, Ph.D., our President, Science and Technology; and

•	David J. Chang, M.D., M.P.H., our Chief Medical Officer.

2021 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated. Dr. Nichtberger also serves as a member of our board of directors but does not receive any additional compensation for his service as a director.

	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Steven Nichtberger, M.D.	2021	541,875	—	2,631,315	348,210	14,045	3,535,445
President and Chief Executive Officer	2020	516,333	—	2,794,842	340,780	14,045	3,666,000

Gwendolyn K. Binder, Ph.D. President, Science and Technology	2021	425,010	—	986,250	229,505	—	1,640,765
	2020	409,117	—	—	216,014	—	625,131
David J. Chang, M.D., M.P.H.	2021	432,223	—	895,515	224,064	—	1,551,802
Chief Medical Officer	2020	406,336	—	356,231	232,299	—	994,866

(1)

Amounts reflect the grant date fair value of option awards granted in 2021 and 2020 in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or ASC 718. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 8 to our financial statements for the year ended December 31, 2021. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of applicable awards.

(2)

The amounts represent bonuses earned in 2021 and 2020 and paid in 2022 and 2021, respectively, pursuant to the Company’s cash incentive plan based on the factors described under “Non-Equity Incentive Plan Compensation” below.

(3)	Amount includes reimbursements for life insurance premiums.

Narrative to 2021 Summary Compensation Table

Our board of directors and compensation committee review compensation annually for our chief executive officer and his direct reports. In setting executive base salaries and bonuses, and granting equity incentive awards, our board of directors considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short-and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our board of directors has historically determined our executives’ compensation. Our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all of his direct reports. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee determines the compensation for each executive officer other than the chief executive officer. Our board of directors discusses the compensation committee’s recommendations and ultimately approves the compensation of our chief executive officer without the chief executive officer and chief financial officer present. In 2019, the compensation committee retained the services of Radford, an AON Hewitt company, as its external compensation consultant and the board of directors and the compensation committee considered Radford’s input on certain compensation matters as they deemed appropriate. Radford continues to assist us with such related compensation matters.

Annual base salary

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our compensation committee, typically in connection with our annual performance review process, and adjusted from time to time, based on the recommendation of the compensation committee, to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. The base salary of each named executive officer is noted below:

Name	2021 Base Salary through February 28, 2021	2021 Base Salary effective March 1, 2021
Steven Nichtberger, M.D.	$520,200	$546,210
Gwendolyn K. Binder, Ph.D.	$411,300	$427,752
David J. Chang, M.D., M.P.H.	$408,400	$436,988

Non-Equity Incentive Plan Compensation

Annual cash awards are determined based on company performance, which is assessed based on predetermined annual objectives, and on individual performance. When determining the individual component of our annual incentive awards, the compensation committee considers each executive’s contributions to the company’s strategic achievements and financial and operational performance. In addition, the compensation committee considers how each executive demonstrates Cabaletta behaviors.

Each of our named executive officers was eligible to receive a bonus with respect to 2021 as a percentage of base salary listed below, modified by company and individual performance.

Name	2021 Target Bonus Rate (% of base salary)
Steven Nichtberger, M.D.	50%
Gwendolyn K. Binder, Ph.D.	40%
David J. Chang, M.D., M.P.H.	40%

Company performance was assessed as achievement of 2021 company objectives, including certain pipeline and development milestones, execution of manufacturing, clinical and compliance processes and partnerships, the achievement of financing milestones and development of a strong team culture. As a result, the compensation committee recommended and our board of directors approved 2021 company achievement at 108%.

The compensation committee recommended (and/or approved) and the board of directors approved (as applicable, in the instance of the chief executive officer), a further adjustment of bonuses based on the individual achievement of each of the named executive officers, as noted below:

Name	Individual Achievement (%)
Steven Nichtberger, M.D.	118%
Gwendolyn K. Binder, Ph.D.	125%
David J. Chang, M.D., M.P.H.	120%

Long-term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. In 2021, we granted stock options to each of our named executive officers, as reflected in the “Outstanding Equity Awards at 2021 Fiscal Year End Table” below.

Employment arrangements with our named executive officers

In October 2019, we entered into amended and restated employment agreements with each of our named executive officers. Each of our named executive officers is employed at will.

Steven Nichtberger, M.D.

Under his amended and restated employment agreement, Dr. Nichtberger is entitled to an annual base salary, which is subject to review and redetermination by our board of directors or our compensation committee, and he is eligible to receive an annual bonus determined by our board of directors or the compensation committee (subject to the terms of any applicable incentive compensation plan that may be in effect from time to time), targeted at 50% of his annual base salary. Dr. Nichtberger is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans, and is reimbursed for his existing, personal life insurance policy premiums.

Dr. Nichtberger’s employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation agreement and release and compliance with his continuing obligations, he will be entitled to receive (i) an amount equal to (x) 12 months of base salary payable on our normal payroll cycle if such termination occurs outside of the period commencing 60 days before and ending 12 months after the occurrence of the first event constituting a “change in control”, or the Change in Control Period, or (y) 1.5 times the sum of his base salary plus his target bonus for the then-current year payable on our or our successor’s normal payroll cycle over 18 months if such termination occurs within Change in Control Period; (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Dr. Nichtberger on the date of termination for up to (x) 12 months if such termination occurs outside of the Change in Control Period, and (y) 18 months if such termination occurs within the Change in Control Period; and (iii) full acceleration of all stock options and other stock-based awards held by Dr. Nichtberger if such termination occurs within the Change in Control Period. In addition to standard good reason triggers, Dr. Nichtberger may elect to resign for good reason if within six months following the appointment of a chairperson of the board of directors, Dr. Nichtberger provides written notice of his reasonable dissatisfaction with such chairperson and the board fails to designate a new chairperson within 30 days of such notice. In the event of such a resignation for good reason outside of the Change in Control Period, subject to the execution and effectiveness of a separation agreement and release and compliance with his continuing obligations, in addition to the severance benefits described above, all stock options and other stock-based awards held by Dr. Nichtberger will accelerate and become fully exercisable or nonforfeitable.

The payments and benefits provided to Dr. Nichtberger under his employment agreement in connection with a sale event may not be eligible for a federal income tax deduction for the company pursuant to Section 280G of the Code. These payments and benefits also may be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Nichtberger in connection with a sale event would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after tax benefit to Dr. Nichtberger.

In addition, Dr. Nichtberger has entered into a non-competition, non-solicitation, confidentiality and assignment agreement with us that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Dr. Nichtberger’s employment and for 12 months thereafter.

Gwendolyn K. Binder, Ph.D.

Under her amended and restated employment agreement, Dr. Binder is entitled to an annual base salary, which is subject to review and redetermination by our board of directors or our compensation committee, and she is eligible to earn an annual bonus with a target amount equal to 40% of her base salary. Dr. Binder is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Dr. Binder’s employment agreement provides that, in the event that her employment is terminated by us without “cause” or by her for “good reason,” then subject to the execution and effectiveness of a separation agreement and release and compliance with her continuing obligations, she will be entitled to receive (i) an amount equal to (x) nine months of base salary payable on our normal payroll cycle if such termination occurs outside of the Change in Control Period or (y) a lump sum in cash in the amount of 1.0 times the sum of her base salary plus her target bonus for the then-current year payable on our or our successor’s normal payroll cycle over 12 months if such termination is occurs within the Change in Control Period; (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Dr. Binder on the date of termination up to (x) nine months if such termination occurs outside of the Change in Control Period, and (y) 12 months if such termination occurs within the Change in Control Period; and (iii) full acceleration of all stock options and other stock-based awards subject to time-based vesting held by Dr. Binder if such termination occurs within the Change in Control Period.

The payments and benefits provided to Dr. Binder under her employment agreement in connection with a sale event may not be eligible for a federal income tax deduction for the company pursuant to Section 280G of the Code. These payments and benefits also may be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Binder in connection with a sale event would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to such officer.

In addition, Dr. Binder has entered into a non-competition, non-solicitation, confidentiality and assignment agreement with us that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Dr. Binder’s employment and for 12 months thereafter.

David J. Chang, M.D., M.P.H.

Under his amended and restated employment agreement, Dr. Chang is entitled to an annual base salary, which is subject to review and redetermination by our board of directors or our compensation committee, and he is eligible to earn an annual bonus with a target amount equal to 40% of his base salary. Dr. Chang is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Dr. Chang’s employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” then subject to the execution and effectiveness of a separation agreement and release and compliance with his continuing obligations, he will be entitled to receive (i) an amount equal to (x) nine months of base salary payable on our normal payroll cycle if such termination occurs outside of the Change in Control Period or (y) a lump sum in cash in the amount of 1.0 times the sum of his base salary plus his target bonus for the then-current year payable on our or our successor’s normal payroll cycle over 12 months if such termination occurs within the Change in Control Period; (ii) payment of the monthly employer COBRA premium for the same level of group health coverage as in effect for Dr. Chang on the date of termination up to (x) nine months if such termination occurs outside of the Change in Control Period, and (y) 12 months if such termination occurs outside of the Change in Control Period; and (iii) full acceleration of all stock options and other stock-based awards subject to time-based vesting held by Dr. Chang if such termination occurs within the Change in Control Period.

The payments and benefits provided to Dr. Chang under his employment agreement in connection with a sale event may not be eligible for a federal income tax deduction for the company pursuant to Section 280G of the

Code. These payments and benefits also may be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Chang in connection with a sale event would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to such officer.

In addition, Dr. Chang has entered into a non-competition, non-solicitation, confidentiality and assignment agreement with us that contains, among other things, non-competition and non-solicitation provisions that apply during the term of Dr. Chang’s employment and for 12 months thereafter.

Outstanding Equity Awards at 2021 Fiscal Year End Table

The following table presents information regarding all outstanding stock awards and stock options held by each of our named executive officers as of December 31, 2021.

	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Steven Nichtberger, M.D.	186,451	—		1.01	10/28/2028	—	—
	221,411	58,266	(1)	1.01	10/28/2028	—	—
	49,857	49,857	(2)	11.00	10/23/2029	—	—
	—	—		—	—	—	—
	131,250	168,750	(3)	14.94	2/28/2030
	—	333,500	(7)	11.47	2/28/2031
Gwendolyn K. Binder, Ph.D.	158,067	52,689	(4)	1.01	10/28/2028	—	—
	37,500	29,167	(5)	9.54	8/21/2029	—	—
	14,954	14,954	(2)	11.00	10/23/2029	—	—
	—	125,000	(7)	11.47	2/28/2031	—	—
David J. Chang, M.D., M.P.H.	116,068	69,641	(6)	6.30	6/23/2029	—	—
	24,418	24,418	(2)	11.00	10/23/2029	—	—
	16,729	21,509	(3)	14.94	2/28/2030	—	—
	—	113,500	(7)	11.47	2/28/2031

(1)

These options vest over four years, with 25% vesting on October 11, 2019, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to a continued service relationship with us.

(2)

These options vest over four years, with 25% vesting on October 24, 2020, and the remaining shares vesting in 12 equal quarterly installments thereafter, subject to a continued service relationship with us.

(3)

These options vest over four years, with 25% vesting on March 1, 2021, and the remaining shares vesting in 12 equal quarterly installments thereafter, subject to a continued service relationship with us.

(4)

These options vest over four years, with 25% vesting on October 11, 2019 and the remaining shares vesting in 12 equal quarterly installments thereafter, subject to a continued service relationship with us.

(5)

These options vest over four years, with 25% vesting on August 22, 2020, and the remaining shares vesting in 12 equal quarterly installments thereafter, subject to a continued service relationship with us.

(6)

These options vest over four years, with 25% vesting on June 17, 2020, and the remaining shares vesting in 12 equal quarterly installments thereafter, subject to a continued service relationship with us.

(7)

These options vest over four years, with 25% vesting on March 1, 2022, and the remaining shares vesting in 12 equal quarterly installments thereafter, subject to a continued service relationship with us.

Additional Narrative Disclosure

401(k) Savings Plan. We participate in a retirement savings plan, or 401(k) plan, that is intended to qualify for favorable tax treatment under Section 401(a) of the Code, and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. U.S. employees who are at least 21 years of age are generally eligible to participate in the 401(k) plan, subject to certain criteria. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. An employee’s interest in his or her salary deferral contributions is 100% vested when contributed. We have the ability to make discretionary contributions under the plan and all eligible employees will receive a Safe Harbor matching contribution up to 4% of eligible pay for the 2021 plan year.

Health and Welfare Benefits. All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, with a flexible spending account plan and paid time off benefits including, vacation, sick time and holidays. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2021 regarding shares of common stock that may be issued under our equity compensation plans, consisting of the 2019 Stock Option and Incentive Plan and 2019 Employee Stock Purchase Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options (#)		Weighted- average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders(1)	4,257,213	(2)	$8.49	2,547,833	(3)(4)
Equity compensation plans not approved by security holders	—		—	—

Total	4,257,213		$8.49	2,547,833

(1)

Consists of our 2019 Stock Option and Incentive Plan, 2018 Stock Option and Grant Plan, and 2019 Employee Stock Purchase Plan. Following our initial public offering, we have not and will not grant any awards under our 2018 Stock Option and Grant Plan, but all outstanding awards under the 2018 Stock Option and Grant Plan will continue to be governed by their existing terms. The shares of common stock underlying any awards granted under the 2018 Stock Option and Grant Plan or 2019 Stock Option and Incentive Plan that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, or otherwise terminated (other than by exercise) and the shares of common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under the 2019 Stock Option and Incentive Plan.

(2)	Includes 4,257,213 shares of common stock issuable upon the exercise of outstanding options. Does not include shares of restricted stock as they have been reflected in our total shares outstanding.
(3)

As of December 31, 2021, there were 1,855,788 shares available for grant under the 2019 Stock Option and Incentive Plan and 692,045 shares available for grants under the 2019 Employee Stock Purchase Plan.

(4)

The 2019 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2020, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31. The 2019 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2020, through January 1, 2029, by the least of 234,229 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our compensation committee.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during the fiscal year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2021. We reimburse members of our board of directors for reasonable travel expenses. Dr. Nichtberger, our Chief Executive Officer and President, did not receive any compensation for his service as a member and Chairman of our board of directors in 2021. Dr. Nichtberger’s compensation for service as an employee for fiscal years 2021 and 2020 is presented in “Executive Compensation—2021 Summary Compensation Table.”

Name	Fees Earned or Paid In Cash ($)	Option Awards (1)(2)	All Other Compensation (4)	Total ($)
Catherine Bollard, MBChB, M.D.	46,583	161,700	—	208,283
Scott Brun, M.D.(3)	24,025	219,560	—	243,585
Brian Daniels, M.D.(4)	25,375	161,700	15,161	25,375
Richard Henriques, MBA	54,517	161,700	—	216,217
Mark Simon, MBA	55,500	161,700	—	217,200

(1)

Amount shown reflects the grant date fair value of an option award granted during 2021. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC Topic 718, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 8 to the financial statements in our 2021 Annual Report on Form 10-K regarding assumptions we made in determining the fair value of option awards.

(2)

As of December 31, 2021, the aggregate number of shares subject to option awards held by our non-employee directors were: Dr. Bollard: 68,428; Dr. Brun: 44,000; Mr. Henriques: 68,428 and Mr. Simon: 68,428. As of December 31, 2021, the aggregate number of unvested shares outstanding held by our non-employee directors were: Dr. Bollard: 22,000; Dr. Brun: 36,667; Mr. Henriques: 22,000 and Mr. Simon: 22,000.

(3)	Dr. Brun joined the board of directors effective June 24, 2021.
(4)

Dr. Daniels resigned from the Board of Directors effective June 24, 2021 and subsequently joined the Company’s Scientific Advisory Board. The June 1, 2022 option grant for Board services was modified on June 24, 2021 to have a four-year vesting period as compensation for Scientific Advisory Board services. The amount reported in the “Option Awards” column is the fair value of Dr. Daniels’ June 1, 2022 option grant computed as of the grant date, as that amount was greater than the fair value of such grant computed as of the modification date in accordance with FASB ASC Topic 718. Dr. Daniels was granted an option to purchase 3,000 shares of our common stock on June 24, 2021 upon joining the Company’s Scientific Advisory Board. The amount reported in the “All Other Compensation” column is the fair value of Dr. Daniels’ June 24, 2021 option grant, computed as of the grant date in accordance with FASB ASC Topic 718.

Amended and Restated Non-Employee Director Compensation Policy

In connection with our initial public offering, we adopted a formal director compensation policy, which was amended in February 2020 and December 2021, or the director compensation policy. Under our director compensation policy, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Retainer ($)		Chairperson Annual Retainer ($)
Board of Directors	40,000	(1)	—
Audit Committee	7,500		15,000
Compensation Committee	5,000		10,000
Nominating and Corporate Governance Committee	4,000		8,000

(1)	The annual retainer from January until December 2021 was $35,000, however, this was increased to $40,000 effective January 2022.

We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.

In addition, each new non-employee director elected to our board of directors will be granted an initial, one-time award of a stock option to purchase 44,000 shares, which shall vest in equal quarterly installments over a three-year period from the date of vesting commencement, subject to continued service as a director through each such vesting date. Commencing as of our Annual Meeting in 2021, on the date of each annual meeting of stockholders of our company, each non-employee director will receive an annual stock option award of 22,000 shares, which shall vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting provided, however, that all vesting shall cease if the director resigns from the board of directors or otherwise ceases to serve as a director, unless the board of directors determines that the circumstances warrant continuation of vesting.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive compensation” and “Director compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Related person transaction policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on October 29, 2019, the date our registration statement for our initial public offering became effective. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar amount involved in the related person transaction;

•	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the related-party transaction; and

•

any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 4, 2022 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 28,977,129 shares of our common stock outstanding as of April 4, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 4, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, Pennsylvania 19104.

	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage
> 5% Stockholders:
Entities Affiliated with Adage Capital Partners, L.P.(2)	2,541,645	8.77%
Entities Affiliated with 5AM Venture Management, LLC(3)	2,064,263	7.12%
Entities Affiliated with Citadel Advisors LLC.(4)	1,519,423	5.24%

Named Executive Officers and Directors:
Steven Nichtberger, M.D.(5)	1,921,768	6.47%
Gwendolyn K. Binder, Ph.D.(6)	288,002	*
David Chang, M.D., M.P.H.(7)	215,176	*
Catherine Bollard, MBChB, M.D.(8)	68,428	*
Scott Brun, M.D.(9)	11,000	*
Richard Henriques, MBA(10)	68,428	*
Mark Simon, MBA(11)	86,572	*
All executive officers and directors as a group (10 persons)(12)	2,906,679	9.48%

*	Represents beneficial ownership of less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, Pennsylvania 19104.
(2)

The information is based on a Schedule 13G/A filed with the SEC on February 10, 2022. Consists of 2,541,645 shares of common stock (including 1,107,741 shares of voting common stock issuable upon conversion of shares of non-voting common stock) held by Adage Capital Partners, L.P. (“ACP”). Adage Capital Partners GP, L.L.C. (“ACPGP”) is the general partner of ACP. Adage Capital Advisors, L.L.C. (“ACA”) is managing member of ACPGP. Robert Atchinson and Phillip Gross are managing members of ACA and ACPGP and are general partners of ACP. Each of ACP, ACPGP, ACA, Robert Atchinson, and Phillip Gross have shared voting and dispositive power over all of the shares. The address for Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(3)

The information is based on a Schedule 13D/A filed with the SEC on November 3, 2021. Consists of (i) 1,731,119 shares of common stock held by 5AM Ventures V, L.P. (“5AM V”) and (ii) 333,144 shares of common stock held by 5AM Opportunities I, L.P. (“5AM Opportunities”). 5AM Partners V, LLC (“5AM Partners”) is the sole general partner of 5AM V. Dr. Kush Parmar, Andrew J. Schwab and Dr. Scott M. Rocklage are managing members of 5AM Partners and may be deemed to have shared voting and investment power over the shares beneficially owned by 5AM V. Each of 5AM Partners, Dr. Parmar, Mr. Schwab and Dr. Rocklage disclaims beneficial ownership of the shares of Preferred Stock held directly by 5AM V, except to the extent of its or his pecuniary interest therein. 5AM Opportunities I (GP), LLC (“Opportunities GP”) is the sole general partner of 5AM Opportunities. 5AM Opportunities and Opportunities GP have shared power to vote or to direct the vote of the 369,688 shares of common stock they beneficially own. Andrew J. Schwab and Dr. Kush Parmar are managing members of Opportunities GP and may be deemed to have shared voting and investment power over the shares beneficially owned by Opportunities. Each of Opportunities GP, Mr. Schwab and Dr. Parmar disclaims beneficial ownership of the shares of Common Stock held directly by Opportunities, except to the extent of its or his pecuniary interest therein. The mailing address of 5AM Ventures V, L.P. is 501 2nd Street, Suite 350, San Francisco, CA 94107.

(4)

The information is based on a Schedule 13G/A filed with the SEC on February 14, 2022. Consists of (i) 1,471,606 shares of common stock held by Citadel Advisors LLC (“Citadel Advisors”) and (ii) 47,817 shares held by Citadel Securities LLC (“Citadel Securities”). Citadel Advisors is the portfolio manager for Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”) and Citadel Equity Fund Ltd., a Cayman Islands limited company (“CEFL”). Citadel Advisors Holdings LP (“CAH”) is the sole member of Citadel Advisors. Citadel GP LLC (“CGP”) is the general partner of CAH. Citadel Securities Group LP (“CALC4”) is the non-member manager of Citadel Securities. Citadel Securities GP LLC (“CSGP”) is the general partner of CALC4. Each of CAH and CGP may be deemed to beneficially own the shares owned by Citadel Advisors. Each of CALC4 and CSGP may be deemed to beneficially own the shares owned by Citadel Securities. Mr. Kenneth Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP, and may be deemed to share voting and dispositive power over the shares owned by Citadel Advisors and Citadel Securities. The address for Citadel Advisors LLC is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(5)

Consists of (i) 836,483 shares of common stock held by Dr. Nichtberger, (ii) 363,000 shares of common stock held by the 2017 Nichtberger Family Trust, or the Trust Shares, and (iii) 722,285 shares of common stock underlying options exercisable within 60 days of April 4, 2022. Dr. Nichtberger may be deemed to beneficially own the Trust Shares. Dr. Nichtberger disclaims beneficial ownership of the Trust Shares and this shall not be deemed an admission that he is the beneficial owner of the Trust Shares.

(6)	Consists of 288,002 shares of common stock underlying options exercisable within 60 days of April 4, 2022.
(7)	Consists of 215,176 shares of common stock underlying options exercisable within 60 days of April 4, 2022.
(8)	Consists of 68,428 shares of common stock underlying options exercisable within 60 days of April 4, 2022.
(9)	Consists of 11,000 shares of common stock underlying options exercisable within 60 days of April 4, 2022.
(10)	Consists of 68,428 shares of common stock underlying options exercisable within 60 days of April 4, 2022.
(11)	Consists of (i) 18,144 shares of common stock held and (ii) 68,428 shares of common stock underlying options exercisable within 60 days of April 4, 2022.
(12)

See notes (5) through (11); also includes an aggregate of 247,305 shares of common stock subject to options exercisable within 60 days of April 4, 2022 held by Anup Marda, our Chief Financial Officer, Michael Gerard, our General Counsel, and Arun Das, M.D., our Chief Business Officer.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Cabaletta’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Cabaletta’s independent registered public accounting firm, (3) the performance of Cabaletta’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Cabaletta’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Cabaletta’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Cabaletta for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of Cabaletta be included in Cabaletta’s 2021 Annual Report, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CABALETTA BIO, INC.

Richard Henriques, MBA, Chairperson
Scott Brun, M.D.
Mark Simon, MBA

April 21, 2022

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, PA 19104, Attention: Corporate Secretary, telephone: 267-759-3100 x1100. If you want to receive separate copies of the proxy statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 22, 2022. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, PA 19104, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 1, 2023 and no later than March 3, 2023. Stockholder proposals and the required notice should be addressed to Cabaletta Bio, Inc., 2929 Arch Street, Suite 600, Philadelphia, PA 19104, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

P.O. BOX 8016, CARY, NC 27512-9903
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go • To: www.proxypush.com/CABA
• Cast your vote online
• Have your Proxy Card ready
Follow the simple instructions to record your vote
PHONE    Call 1-866-430-8263
• • Use any touch-tone telephone
• Have your Proxy Card ready
Follow the simple recorded instructions
MAIL
• • Mark, sign and date your Proxy Card
Fold and return your Proxy Card in the postage-paid envelope provided
You must pre-register to attend the meeting online at www.proxydocs.com/CABA
Cabaletta Bio, Inc.
Annual Meeting of Stockholders
For Stockholders of record as of April 04, 2022
TIME: Wednesday, June 1, 2022 9:30 AM, Eastern Time
PLACE: Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/CABA for more details.
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Steven Nichtberger, M.D. and Anup Marda, the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them to vote all the shares of common stock of Cabaletta Bio, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Cabaletta Bio, Inc.
Annual Meeting of Stockholders
Please make your marks like this: X
The Board of Directors Recommends a Vote FOR the director nominees listed in Proposal 1 and FOR Proposal 2.
BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS
1. To elect two class III directors to serve until the 2025 annual meeting of our stockholders.
FOR WITHHOLD
1.01 Steven Nichtberger, M.D.
FOR
#P2#
#P2#
1.02 Mark Simon, MBA
FOR #P3# #P3#
FOR AGAINST ABSTAIN
2. To ratify the appointment of Ernst & Young as our independent registered public accounting firm
FOR
for the fiscal year ending December 31, 2022.
#P4#
#P4#
#P4#
NOTE: The Board of Directors will consider and act upon any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.
You must pre-register to attend the meeting online at www.proxydocs.com/CABA
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
Signature (Title and name of Corporation if applicable) Date
Signature (if held jointly)
Date